                                                                   EXHIBIT 10.35

                             INTERCREDITOR AGREEMENT


                  INTERCREDITOR AGREEMENT, dated as of May 31, 1996, among The Bank of New York, as trustee (together with its successors and assigns in such capacity, the "TRUSTEE") under the Indenture (such term and other capitalized terms used herein being used as defined in Section 1 below), HOMESIDE, INC., a Delaware corporation (together with its successors and assigns, "HOLDINGS"), HOMESIDE HOLDINGS, INC., a Florida corporation (formerly named "Barnett Mortgage Company" and renamed "HomeSide Holdings, Inc." on the Closing Date; together with its successors and assigns, "BMC"), and CHEMICAL BANK, a New York banking corporation, as agent (together with its successors and assigns in such capacity, the "ADMINISTRATIVE AGENT") for the Lenders parties to the Credit Agreement.

                              W I T N E S S E T H:
                              - - - - - - - - - -

                  WHEREAS, Homeside Lending, Inc., a Florida corporation ("HOMESIDE"), and Honolulu Mortgage Company, Inc., a Hawaii corporation ("HONOMO"), as Borrowers (collectively, the "BORROWERS"), are parties to the Credit Agreement pursuant to which the Lenders party thereto have agreed to make Loans and other extensions of credit to the Borrowers;

                  WHEREAS, HomeSide is a wholly owned subsidiary of BMC, which, in turn, is a wholly owned subsidiary of Holdings;

                  WHEREAS, as a condition precedent to the obligations of the Lenders to extend credit to the Borrowers under the Credit Agreement, Holdings has executed and delivered to the Administrative Agent for the benefit of the Lenders the Holdings Guarantee, and BMC has executed and delivered to the Agent for the benefit of the Lenders the BMC Guarantee;

                  WHEREAS, to secure the obligations of the Borrowers under the Loan Documents and Holdings' obligations under the Holdings Guarantee, Holdings has executed and delivered to the Administrative Agent for the benefit of the Lenders the Holdings Bank Pledge Agreement, and to secure the obligations of the Borrowers under the Loan Documents and BMC's obligations under the BMC Guarantee, BMC has executed and delivered to the Agent for the benefit of the Lenders the BMC Bank Pledge Agreement;

                  WHEREAS, Holdings is issuing the Holdings Notes pursuant to the Indenture;

                  WHEREAS, to secure its obligations under the Holdings Notes, Holdings is executing and delivering to the Trustee the Holdings Noteholder Pledge Agreement, and is causing BMC to execute and deliver to the Trustee the BMC Noteholder Pledge Agreement;

                  WHEREAS, if Holdings acquires or forms any subsidiary (directly owned by Holdings) after the date hereof, it may be required to grant a first priority security interest in the stock of such subsidiary to the Administrative Agent for the benefit of the Lenders pursuant to the Holdings Bank Pledge Agreement and to grant a security interest (which, pursuant to the terms of the Indenture may be a second priority security interest) in such stock to the Trustee pursuant to the Holdings Noteholder Pledge Agreement;

                  WHEREAS, it is a condition precedent to the obligations of the Lenders to extend credit to the Borrowers under the Credit Agreement that the Administrative Agent and the Trustee shall have entered into this Agreement to define the relative priority and rights of the Lenders and the Administrative Agent, on the one hand, and the Noteholders and the Trustee, on the other hand, with respect to the Collateral; and

                  WHEREAS, the Administrative Agent has been authorized and directed by the Lenders to enter into this Agreement pursuant to subsection 10.1 of the Credit Agreement, and the Trustee has been authorized and directed to enter into this Agreement pursuant to the Indenture;

                  NOW, THEREFORE, in consideration of the premises, the parties hereto hereby agree as follows:

         1. Definitions. (a) Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

         (b)  The following terms shall have the following meanings:

                  "AGREEMENT": this Intercreditor Agreement, as the same may be amended, modified or otherwise supplemented from time to time.

                  "BANK LOAN DOCUMENTS": the collective reference to the Credit Agreement, the Bank Pledge Agreements, each other Loan Document and all other documents that from time to time evidence the Bank Obligations or secure or support payment or performance thereof or of any guarantee thereof.

                  "BANK LOAN PARTIES": Holdings, BMC, the Borrowers and each of the other Loan Parties, and each successor and assign of the foregoing.

                  "BANK LOANS": the Loans made by the Lenders to the Borrowers pursuant to the Credit Agreement.

                  "BANK PLEDGE AGREEMENTS": the collective reference to the Holdings Bank Pledge Agreement and the BMC Bank Pledge Agreement.

                  "BANK OBLIGATIONS": the collective reference to the unpaid principal of and interest on the Bank Loans and all other obligations and liabilities of Holdings and each other Loan Party to the Administrative Agent, each other agent under the Credit
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                                                                               3


         Agreement and the Lenders (including, without limitation, interest accruing at the then applicable rate provided in the Credit Agreement after the maturity of the Bank Loans and interest accruing at the then applicable rate provided in the Credit Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to either Borrower or Holdings, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Credit Agreement, any notes issued thereunder, this Agreement, the other Bank Loan Documents or any other document made, delivered or given in connection therewith, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel that are required to be paid by any Bank Loan Party pursuant to the terms of the Credit Agreement or any other Bank Loan Document).

                  "BANK SECURITY DOCUMENTS": the collective reference to the Bank Pledge Agreements and all documents and instruments, now existing or hereafter arising, which create or purport to create a security interest in property to secure payment or performance of the Bank Obligations.

                  "BMC BANK PLEDGE AGREEMENT": the BMC Pledge Agreement, dated as of May 31, 1996, made by BMC in favor of the Administrative Agent for the benefit of the Lenders, as the same may be amended, supplemented or otherwise modified from time to time.

                  "BMC NOTEHOLDER PLEDGE AGREEMENT": the Pledge Agreement, dated as of May 31, 1996, made by BMC in favor of the Trustee for the benefit of the Noteholders, as the same may be amended, supplemented or otherwise modified from time to time.

                  "COLLATERAL": the collective reference to the collateral from time to time pledged purusant to the Bank Pledge Agreements and the Noteholder Pledge Agreements, whether such collateral is in existence on the date hereof or is hereafter acquired or created.

                  "CREDIT AGREEMENT": the Credit Agreement, dated as of May 31, 1996, among the Borrowers, the Lenders parties thereto from time to time, the Syndication Agent, Documentation Agent and Collateral Agent parties thereto and Chemical Bank, as Administrative Agent, as such Credit Agreement may be amended, modified or supplemented from time to time, including, without limitation, amendments, modifications, supplements and restatements thereof giving effect to increases, renewals, extensions, refundings, deferrals, restructurings, replacements or refinancings of, or additions to, the arrangements provided in such Credit Agreement
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                                                                               4



         (whether provided by the original agents and Lenders under such Credit Agreement or successor agents or other Lenders).

                  "HOLDINGS BANK PLEDGE AGREEMENT": the Holdings Pledge Agreement, dated as of May 31, 1996, made by Holdings in favor of the Administrative Agent for the benefit of the Lenders, as the same may be amended, supplemented or otherwise modified from time to time.

                  "HOLDINGS GUARANTEE": the Guarantee, dated as of May 31, 1996, made by Holdings in favor of the Administrative Agent for the benefit of the Lenders, as the same may be amended, modified or otherwise supplemented from time to time.

                  "HOLDINGS NOTEHOLDER PLEDGE AGREEMENT": the Pledge Agreement, dated as of May 14, 1996, made by Holdings in favor of the Trustee for the benefit of the Noteholders, as the same may be amended, supplemented or otherwise modified from time to time.

                  "HOLDINGS NOTES": the 11-1/4% Senior Secured Second Priority Notes due 2003 of Holdings outstanding from time to time pursuant to the Indenture.

                  "INDENTURE": the Indenture, dated May 14, 1996, between Holdings and the Trustee, under which the Holdings Notes were issued, as such Indenture may be amended, modified or otherwise supplemented from time to time.

                  "LENDERS": the holders from time to time of Bank Obligations.

                  "NOTEHOLDERS": the holders from time to time of the Noteholder Obligations.

                  "NOTEHOLDER DOCUMENTS": the collective reference to the Indenture, the Holdings Notes, the Noteholder Pledge Agreements and any other documents or instruments that from time to time evidence the Noteholder Obligations or secure or support payment or performance thereof.

                  "NOTEHOLDER OBLIGATIONS": the collective reference to the unpaid principal of and interest on the Holdings Notes and all other obligations and liabilities of Holdings to the Noteholders (including, without limitation, interest accruing at the then applicable rate provided in the Indenture and the Notes after the maturity of the Notes and interest accruing at the then applicable rate provided in the Indenture and the Notes after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to Holdings, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Indenture, the Holdings Notes, this Agreement, or any other Noteholder Document, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel that are required to be paid by Holdings pursuant to the terms of the Indenture or this Agreement or any other Noteholder Document).

                  "NOTEHOLDER PLEDGE AGREEMENTS": the collective reference to the Holdings Noteholder Pledge Agreement and the BMC Noteholder Pledge Agreement.

         (c) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section and paragraph references are to this Agreement unless otherwise specified.

         (d) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

         2. ACKNOWLEDGEMENTS. The Trustee (a) acknowledges that Holdings has granted a security interest in the Collateral owned by Holdings on the date hereof under the Holdings Bank Pledge Agreement to the Administrative Agent for the benefit of the Lenders to secure the Bank Obligations and the Holdings Guarantee and that such security interest is prior in all respects to the second priority security interest in the Collateral granted to the Trustee under the Holdings Noteholder Pledge Agreement, (b) acknowledges that BMC has granted a security interest in the Collateral owned by BMC on the date hereof under the BMC Bank Pledge Agreement to the Administrative Agent for the benefit of the Lenders to secure the Bank Obligations and the BMC Guarantee and that such security interest is prior in all respects to the second priority security interest in the Collateral granted to the Trustee under the BMC Noteholder Pledge Agreement, (b) agrees that the Trustee shall not have any claim to or in respect of the Collateral, or any proceeds of or realization on such Collateral, on a parity with or prior to the claim of the Bank Obligations or the obligations of Holdings under the Holdings Guarantee or of BMC under the BMC Guarantee, as the case may be, and (c) agrees that notwithstanding such second priority security interest and any rights of the Trustee and the Noteholders in respect thereof under the Noteholder Pledge Agreements or otherwise, so long as the Bank Obligations have not been paid in full or the Commitments under the Credit Agreement have not been terminated, the Trustee shall not have any right or claim in respect of the exercise of rights and remedies of the Administrative Agent and the Lenders, whether under the Bank Pledge Agreements or otherwise, in respect of the Collateral, nor shall the Administrative Agent or any Lender have any obligation regarding any such exercise or any other obligation or duty in respect of the interests of the Trustee or the Noteholders except as set forth in paragraph 3(e) hereof. The Trustee further acknowledges that the Trustee shall not have any right to or claim upon any assets of any subsidiary of Holdings (including, without limitation, the Borrowers and BMC) in a bankruptcy proceeding relating to the Borrower or BMC or otherwise (other than, in the case of a bankruptcy proceeding relating to BMC, its claim with respect to the Collateral under the BMC Noteholder Pledge Agreement as set forth

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therein); and that the Trustee will not assert any such claim or right in any such proceeding or otherwise.

         3. RIGHTS IN COLLATERAL. (a) Notwithstanding anything to the contrary contained in any Bank Loan Document or any Noteholder Document and irrespective of the time, order or method of attachment or perfection of the security interests created by the Bank Pledge Agreements or the Noteholder Pledge Agreements, anything contained in any filing or agreement to which the Administrative Agent, any Lender or the Trustee now or hereafter may be a party and the rules for determining priority under the Uniform Commercial Code or any other law governing the relative priorities of secured creditors, any security interest in any Collateral pursuant to the Bank Pledge Agreements has and shall have priority, to the extent of any unpaid Bank Obligations, over any security interest in such Collateral pursuant to the Noteholder Pledge Agreements.

         (b) So long as the Bank Obligations have not been paid in full and the Commitments under the Credit Agreement have not been terminated, whether or not any bankruptcy proceeding or similar event or proceeding has been commenced by or against Holdings or any other Bank Loan Party, (i) the Trustee will not (A) exercise or seek to exercise any rights or exercise any remedies with respect to any Collateral, (B) institute any action or proceeding with respect to such rights or remedies, including without limitation, any action of foreclosure, (C) contest, protest or object to any foreclosure proceeding or action brought by the Administrative Agent or any Lender or any other exercise by the Administrative Agent or any Lender of any rights and remedies relating to the Collateral under any Bank Loan Documents or (D) object to the forbearance by the Administrative Agent from bringing or pursuing any foreclosure proceeding or action or any other exercise of any rights or remedies relating to the Collateral, and (ii) the Administrative Agent and the Lenders shall have the exclusive right to enforce rights and exercise remedies with respect to the Collateral.

         (c) In exercising rights and remedies with respect to the Collateral, the Administrative Agent and the Lenders may enforce the provisions of the Bank Pledge Agreements and exercise remedies thereunder and under any other Bank Loan Documents, all in such order and in such manner as they may determine in the exercise of their sole business judgment. Such exercise and enforcement shall include, without limitation, the rights to sell or otherwise dispose of Collateral, to incur expenses in connection with such sale or disposition, to exercise rights and powers as a holder of the shares of stock included in the Collateral under the Bank Pledge Agreements or otherwise and to exercise all the rights and remedies of a secured lender under the Uniform Commercial Code of any applicable jurisdiction.

         (d) Any money, property or securities realized upon the sale, disposition or other realization by the Administrative Agent upon all or any part of the Collateral, shall be applied by the Administrative Agent in the following order:

                  (i) FIRST, to the payment in full of all costs and expenses (including, without limitation, attorneys' fees and disbursements) paid or incurred by the Administrative
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         Agent or the Lenders in connection with such realization on the
         Collateral or the protection of their rights and interests therein;

                  (ii) SECOND, to the payment in full of all Bank Obligations in such order as the Administrative Agent may elect in its sole discretion;

                  (iii) THIRD, to the Trustee, for application in its discretion to the payment in full of all costs and expenses (including, without limitation, attorneys' fees and disbursements) paid or incurred by the Trustee in connection with realization on the Collateral or the protection of its rights and interests therein;

                  (iv) FOURTH, to the Trustee for application in its discretion to the Noteholder Obligations; and

                  (v) FIFTH, to pay to Holdings or BMC, as the case may be, or their respective representatives or as a court of competent jurisdiction may direct, any surplus then remaining.

         (e) The Administrative Agent's and the Lenders' rights with respect to the Collateral include the right to release any or all of the Collateral from the lien under the Bank Pledge Agreements and the Noteholder Pledge Agreements in connection with the sale of such Collateral, it being agreed that the net proceeds of any such sale shall be permanently applied in accordance with clause
(d) above. Upon any sale by the Administrative Agent of Collateral, the lien and security interest created pursuant to the Noteholder Pledge Agreements in such Collateral shall be automatically released, and upon any such sale the Trustee shall execute or cause to be executed such release documents and instruments and shall take such further actions as the Administrative Agent or the Lenders shall request. The Trustee, for itself and on behalf of each Noteholder, hereby irrevocably constitutes and appoints the Administrative Agent and any officer or agent of the Administrative Agent, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Trustee or such Noteholder and in the name of the Trustee or such Noteholder or in the Administrative Agent's own name, from time to time in the Administrative Agent's discretion, for the purpose of carrying out the terms of this paragraph, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this paragraph, including, without limitation, any financing statements, endorsements, assignments or other instruments of transfer or release.

         (f) In the event that all of the Bank Obligations have been paid in full and the Commitments under the Credit Agreement have been terminated, and at such time the Noteholder Obligations are still outstanding and the Noteholder Pledge Agreements are in effect, (i) the Trustee and the Noteholders shall have the right to enforce the provisions of the Noteholder Pledge Agreements and exercise remedies thereunder; (ii) if at such time the Collateral has been sold or otherwise disposed of and the Administrative Agent holds cash
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proceeds remaining after application as set forth in clauses (d)(i) and (ii)
above, the Administrative Agent shall turn over such remaining proceeds to the Trustee for application as set forth in clauses (d)(iii), (iv) and (v) above; and (iii) if at such time the Administrative Agent continues to hold any certificates representing shares of stock included in the Collateral, the Administrative Agent shall turn over such certificates to the Trustee to be held by it under the Noteholder Pledge Agreements, PROVIDED, that Holdings or BMC, as the case may be, and the Administrative Agent may elect in lieu of such delivery to the Trustee, in connection with any refinancing, extension, renewal or replacement of the Credit Agreement, to deliver any such certificates and any remaining Collateral to or for the benefit of the lenders under such refinancing, extension, renewal or replacement facility under an amended or replacement pledge agreement in respect thereof, and upon such delivery the security interest thereunder, and the lenders under such facility, shall have the same priority in respect of the Noteholder Obligations and the rights of the Trustee and the Noteholders in respect of the Collateral as the security interest under the Bank Pledge Agreements and the Administrative Agent and the Lenders have as set forth herein.

         4. EFFECT OF COVENANTS IN NOTEHOLDER DOCUMENTS. The Trustee hereby acknowledges and agrees that no covenant, agreement or restriction contained in any Noteholder Document shall be deemed to restrict in any way the rights and remedies of the Administrative Agent with respect to the Collateral as set forth in this Agreement and the Bank Pledge Agreements.


         5. OBLIGATIONS UNCONDITIONAL. All rights, interests, agreements and obligations of the Administrative Agent, the Lenders and the Trustee, respectively, hereunder shall remain in full force and effect irrespective of:

         (a) any lack of validity or enforceability of the Bank Pledge Agreements, any other Bank Loan Documents, the Noteholder Pledge Agreements or any other Noteholder Documents;

         (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Bank Obligations or Noteholder Obligations, or any amendment or waiver or other modification, whether by course of conduct or otherwise, of the terms of the Credit Agreement or any other Bank Loan Document or of the terms of the Indenture or any other Noteholder Document;

         (c) any exchange, release or nonperfection of any security interest in any Collateral, or any release, amendment, waiver or other modification, whether in writing or by course of conduct or otherwise, of all or any of the Bank Obligations or Noteholder Obligations or any guarantee thereof;

         (d) the commencement of any bankruptcy or similar proceeding in respect of Holdings, either Borrower or any other Bank Loan Party; or
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         (e) any other circumstances which otherwise might constitute a defense available to, or a discharge of, any Loan Party in respect of the Bank Obligations, of Holdings in respect of the Noteholder Obligations or of the Trustee in respect of this Agreement.

         6. WAIVER OF CLAIMS. To the maximum extent permitted by law, the Trustee, for itself and each Noteholder, waives any claim it might have against the Administrative Agent or the Lenders with respect to, or arising out of, any action or failure to act or any error of judgment or negligence on the part of the Administrative Agent, the Lenders or their respective directors, officers, employees or agents with respect to any exercise of rights or remedies under the Bank Pledge Agreements or any transaction relating to the Collateral. Neither the Administrative Agent, any Lender nor any of their respective directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Loan Party, the Trustee or any Noteholder or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof.

         7. PROVISIONS DEFINE RELATIVE RIGHTS. This Agreement is intended solely for the purpose of defining the relative rights of the Administrative Agent and the Lenders on the one hand and the Trustee and the Noteholders on the other, and no other Person shall have any right, benefit or other interest under this Agreement. Notwithstanding anything to the contrary contained herein, this Agreement shall not modify or amend the rights and obligations of Holdings under the Indenture or under any Bank Loan Document.

         8. POWERS COUPLED WITH AN INTEREST. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until the Bank Obligations are paid in full and the Commitments are terminated.

         9. NOTICES. All notices, requests and demands to or upon the Administrative Agent or the Trustee to be effective shall be in writing (or by telex, fax or similar electronic transfer confirmed in writing) and shall be deemed to have been duly given or made (i) when delivered by hand or (ii) if given by mail, when deposited in the mails by certified mail, return receipt requested, or (iii) if by telex, fax or similar electronic transfer, when sent and receipt has been confirmed, addressed as follows:

If to the Administrative Agent:         Chemical Bank
                                        270 Park Avenue
                                        New York, New York 10017
                                        Attention: Roger Parker
                                        Telex:
                                        Fax: 212-972-0009

If to the Trustee:                      The Bank of New York
                                        101 Barclay Street, Fl. 21W

                                        New York, NY 10286
                                        Attention: Corporate Trust
                                        Trustee Administration
                                        Facsimile: 212-815-5915


The Administrative Agent and the Trustee may change their addresses and transmission numbers for notices by notice in the manner provided in this Section.

         10. COUNTERPARTS. This Agreement may be executed by one or more of the parties on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the counterparts of this Agreement signed by all the parties shall be lodged with the Administrative Agent.

         11. SEVERABILITY. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         12. INTEGRATION. This Agreement represents the entire agreement of the Administrative Agent, the Lenders, the Trustee and the Noteholders with respect to the subject matter hereof and there are no promises or representations by any of them relative to the subject matter hereof not reflected herein. This Agreement replaces and supercedes the Intercreditor Agreement, dated as of May 14, 1996, among Chemical Bank, as Administrative Agent, The Bank of New York, as Trustee, and HomeSide, Inc.

         13. AMENDMENTS IN WRITING. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Administrative Agent, Holdings and the Trustee.

         14. SUCCESSORS AND ASSIGNS. (a) This Agreement shall be binding upon the successors and assigns of the Administrative Agent, the Lenders, the Trustee and the Noteholders and shall inure to the benefit of the Administrative Agent, the Lenders, the Trustee and their successors and assigns.

         (b) Upon a successor Administrative Agent becoming the Administrative Agent under the Credit Agreement, such successor Administrative Agent automatically shall become the Administrative Agent hereunder with all the rights and powers of the Administrative Agent hereunder, and bound by the provisions hereof, without the need for any further action on the part of any party hereto. Upon a successor Trustee becoming the Trustee under the Indenture, such successor Trustee automatically shall become the Trustee hereunder, and be bound by the provisions hereof in its capacity as Trustee and on behalf of the Noteholders, without the need for any further action on the part of any party hereto.

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         15. GOVERNING LAW. This Agreement shall be governed by, and construed and interpreted in accordance with, the law of the State of New York, excluding (to the greatest extent permissible by law) any rule of law that would cause the application of the laws of any jurisdiction other than the State of New York.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.


                                        CHEMICAL BANK, as Administrative Agent


                                        By: /s/ Jeanette F. Brummell
                                            ----------------------------
                                            Title:


                                        THE BANK OF NEW YORK, as Trustee


                                        By: /s/
                                            ----------------------------
                                            Title:


                                        HOMESIDE, INC.


                                        By: /s/ Joe K. Pickett
                                            ----------------------------
                                            Title:


                                        HOMESIDE HOLDINGS, INC.


                                        By: /s/ Joe K. Pickett
                                            ----------------------------
                                            Title: